Exhibit 10.37

                                 STATE OF COLORADO

                             CITY AND COUNTY OF EL PASO

             DEED OF TRUST, SECURITY AGREEMENT AND FINANCING STATEMENT

This Deed of Trust, Security Agreement and Financing Statement (hereinafter "Deed of Trust") is entered into between RAMTRON LLC, a Colorado limited liability company (hereinafter "Grantor") whose mailing address is 1850 Ramtron Drive, Colorado Springs, Colorado 80921, and the Public Trustee of the County of El Paso, State of Colorado (hereinafter "Trustee"), for the benefit of AMERICAN NATIONAL INSURANCE COMPANY, whose mailing address is Attn:
Mortgage and Real Estate Investment Department, One Moody Plaza, Galveston, Texas 77550 (hereinafter "Beneficiary").

I.  DEFINITIONS
---------------

1.1  The term "Indebtedness" shall mean and include:

     (1) Any and all sums becoming due and payable pursuant to the Note, as hereinafter defined;

     (2) Any and all other sums becoming due and payable by Grantor to Beneficiary including, but not limited to, such sums as may hereafter be borrowed by Grantor from Beneficiary (it being contemplated that such future Indebtedness may be incurred), including, but not limited to advancements or expenditures made by Beneficiary pursuant to the terms and conditions of this Deed of Trust or any other document evidencing, securing or relating to the Note; and

     (3) Any and all obligations, covenants, agreements and duties of any kind or character of Grantor now or hereafter existing, known or unknown, arising out of or in connection with the Note, this Deed of Trust, or any other document evidencing, securing or relating to the Note (collectively "Loan Documents"; individually "Loan Document").

     (4) All renewals, extensions, modifications, increases, consolidations and rearrangements of any or all of the obligations, covenants, agreements and duties of Grantor defined herein under the term Indebtedness, whether or not Grantor executes any renewal, extension, increase, consolidation or rearrangement.

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1.2  The term "Collateral" shall mean and include (a) all of the goods, articles of personal property, accounts, general intangibles, instruments, documents, furniture, furnishings, equipment and/or fixtures of every kind and nature whatever (including, without limitation, the items described in subsection (b) - (e) below) now or hereafter owned by Grantor, in or hereafter placed in, or used or which may become used, in connection with or in the operation of the Mortgaged Premises, together with all additions thereto, replacements thereof, substitutions therefor and all proceeds thereof; (b) all rents, rentals, payments, compensations, revenues, profits, incomes, leases, licenses, concession agreements, insurance policies, plans and specifications, contract rights, accounts, escrowed funds, and general intangibles in any way relating to the Mortgaged Property or used or useful in the use, enjoyment, ownership or operation of the Mortgaged Property; (c) all names, trade names, signs, marks, and trademarks under which the Mortgaged Property, or any part thereof, is known or operated and all of Grantor's rights to carry on the business of Grantor under all such name or names and any variant or variance thereof; (d) all deposits, awards, damages, payments, escrowed monies, insurance proceeds, condemnation awards or other compensation, and interests, fees, charges or payments accruing on or received from or to be received on any of the foregoing in any way relating to the Mortgaged Property, or the ownership, enjoyment or operation of the Mortgaged Property together with all proceeds of the foregoing described in this Section 1.2; and (e) all products, proceeds, substitutions, and replacements of any of the above described collateral.

1.3 The term "Mortgaged Premises" shall mean and include (a) the real property situated in the City of Colorado Springs and County of El Paso, State of Colorado, described in Exhibit "A" which is attached hereto and incorporated herein for all purposes; together with all buildings and improvements of every kind and description now or hereafter erected or placed thereon and all materials now or hereafter placed thereon intended for construction, reconstruction, alteration and repairs of such buildings and improvements, all of which materials shall be deemed to be included as a part of said real property immediately upon the delivery thereof to said real property; (b) all fixtures now or hereafter owned by Grantor and attached to, contained in or used in connection with said real property, and all renewals and replacements thereof, including but not limited to (i) all equipment, apparatus, machinery, motors, elevators, fittings and radiators, (ii) all plumbing, heating, lighting, ventilating, refrigerating, incinerating, air-conditioning and sprinkler equipment; (iii) all awnings, storm windows and doors, mantels, cabinets, computer flooring, rugs, carpeting, linoleum, stoves, shades, draperies, blinds and water heaters; (iv) such other goods and chattels and personal property as are usually furnished by landlords in letting an unfurnished building, or which shall be attached to said buildings and improvements by nails, screws, bolts, pipe connections, masonry or in any other manner; and (v) all built-in equipment as may be shown by plans and specifications.

1.4 The term "Mortgaged Property" shall mean the Mortgaged Premises and Collateral.

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1.5  The term "Note" shall mean that certain Promissory Note of even date herewith, in the principal sum of $4,200,000.00 executed by RAMTRON LLC and payable to the order of Beneficiary, payable with interest at the per annum rate of six and seventeen one hundredths percent (6.17%) in installments as stipulated therein and providing for the right to declare the unpaid principal balance due and payable upon the occurrence of an Event of Default and otherwise as provided therein and providing for the reasonable attorneys' fees, and all notes given in renewal, extension, modification, increase, consolidation or rearrangement of said Promissory Note or any portion thereof.

II.  CONVEYANCE IN TRUST
------------------------

In consideration of Ten Dollars ($10.00) cash in hand paid, of Beneficiary's advancing or extending to Grantor the funds or credit constituting a part of the Indebtedness, and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby CONVEYS, TRANSFERS, ASSIGNS AND WARRANTS TO TRUSTEE IN TRUST FOREVER, WITH POWER OF SALE, the above-described Mortgaged Property for the purpose of securing the Indebtedness, and the full and complete performance of each and every obligation, covenant, duty and agreement of Grantor contained herein or in the Note or any other document executed by Grantor pertaining to the Note or as security therefor; TO HAVE AND TO HOLD the Mortgaged Property, together with the rights, privileges and appurtenances thereto belonging unto the Trustee and his substitutes or successors forever, and Grantor is hereby bound to warrant and forever defend the Mortgaged Property unto the Trustee, his substitutes or successors and their assigns, against the claims of all persons claiming any interest in the Mortgaged Property or any part thereof save and except only these items identified on Exhibit "B" attached hereto and incorporated herein for all purposes (the "Permitted Exceptions"); AND Grantor hereby grants to Beneficiary a security interest in the Collateral.

III.  ADDITIONAL SECURITY
-------------------------

As further security for the Indebtedness and the full and complete performance of each and every obligation, covenant, agreement and duty of Grantor contained herein or contained in any other document executed by Grantor pertaining to the Note or the security therefor:

A. Security Interest. This Deed of Trust shall cover the Collateral, all other property affixed to or located upon the Mortgaged Premises described herein, and all articles of personal property and all materials delivered to the Mortgaged Property for incorporation or use in any construction being conducted thereon and owned by Grantor (which to the fullest extent permitted by law shall be deemed fixtures and a part of the real property). To the extent this Deed of Trust covers property which is or may become so affixed to the real property as to become fixtures, this Deed of Trust also constitutes a fixture filing under Colo. Rev. Stat.
    Section 4-9-313.  To the extent this Deed of Trust covers property which

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    is not fixtures, this Deed of Trust constitutes a financing statement under Colo. Rev. Stat. Section 4-9-402. If any property covered by this Deed of Trust consists of rights in action or personal property covered by the Uniform Commercial Code, this Deed of Trust constitutes a security agreement and financing statement and is intended when recorded to create a perfected security interest in such property in favor of Beneficiary. This Deed of Trust shall be self-operative with respect to such property, but Grantor agrees to execute and deliver on demand such security agreements, financing statements, and other instruments as Beneficiary may request in order to impose the lien hereof more specifically upon any of such property and to pay all recorded and/or filing fees associated therewith. If the lien of this Deed of Trust on any property is subject to a prior security agreement covering such property, then if any Event of Default, as defined in Section 7.1 below, occurs, Grantor hereby assigns to Beneficiary all its right, title and interest in and to all deposits thereon, together with the benefit of any payments now or hereafter made thereon. For purposes of treating this Deed of Trust as a security agreement, fixture filing and financing statement, Beneficiary shall be deemed to be the secured party and Grantor shall be deemed to be the debtor.

    Grantor hereby represents, warrants and covenants that (1) Grantor is the owner and holder of the Collateral free and clear of any adverse claim, security interest or encumbrance, except those created herein; (2) it will defend the Collateral, and the priority of the security interest created herein as a valid first security interest against all claims and demands of any person at any time claiming the same or any interest therein; (3) there are no financing statements executed by Grantor, as Debtor, now on file in any public office except those financing statements which are being released contemporaneously with the delivery of this transaction or which have been authorized by Beneficiary; (4) authorizes Beneficiary to file or record such other and further agreements, financing statements and assignments in such offices and at such times as it is deemed by Beneficiary to be necessary or desirable; and (5) it will execute and deliver to Beneficiary such other and further agreements, financing statements and assignments as Beneficiary may request.

B. Assignment of Condemnation Awards. To the extent of the full amount of the Indebtedness secured hereby and of the cost and expenses (including reasonable attorneys' fees) incurred by Beneficiary in the collection of any award or payment, Grantor hereby assigns to Beneficiary any and all awards or payments, including all interest thereon, together with the right to receive the same, which may be made with respect to the Mortgaged Property as a result of (a) the exercise of the right of eminent domain,
    (b) the alteration of the grade or of any street, or (c) any other injury to or decreased value in the Mortgaged Property, as well as the right, but not the obligation, to, at Grantor's expense, participate in and make decisions concerning the progress of any proceeding involving any such award or payment. Grantor shall give Beneficiary written notice of any such action or proceeding immediately upon Grantor's becoming aware of

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    same.  All such damages, condemnation proceeds and consideration shall be paid directly and solely to Beneficiary whether or not an Event of Default has at such time occurred, and after first applying said sums to the payment of all costs and expenses (including reasonable attorneys' fees) incurred by Beneficiary in obtaining such sums, Beneficiary may, at its option, apply the balance on the Indebtedness, in any order and whether or not then due, without prepayment or penalty, or to the restoration of the Mortgaged Property, or release the balance to Grantor. Said application or release shall not cure or waive any default.

IV.  ABSOLUTE ASSIGNMENT OF RENTS
---------------------------------

A. In further consideration for the Indebtedness evidenced by the Note, Grantor hereby absolutely and unconditionally assigns to Beneficiary all rents, revenues, profits and incomes from the Mortgaged Property or any portion thereof. Provided, however, so long as no Event of Default has occurred, Grantor is hereby granted a license to collect and retain the currently accruing rents, income and profits from the Mortgaged Property, but in no event for more than one (1) month in advance of such collection. If an Event of Default shall occur, however, thereupon, and at any time thereafter such default is continuing, Beneficiary may terminate such license and may, without any liability to Grantor, take possession and control of the Mortgaged Property and/or receive and collect all rents, revenues, profits and income, accrued or accruing thereafter so long as any of the Indebtedness remains unpaid, applying so much thereof as may be collected first to the expenses incident to taking possession and/or the collection thereof, and second to the payment of the Indebtedness other than the Note and then to the amount of the Note then remaining unpaid, at Beneficiary's discretion, either principal or interest, in any order, and whether then matured or not, paying the balance, if any, to the Grantor. It is intended by Grantor and Beneficiary that this assignment of rents constitutes an absolute assignment and not an assignment for additional security only and that Beneficiary shall be entitled to exercise its rights hereunder whether or not Beneficiary is in possession of the Mortgaged Premises at such time. Grantor agrees to fulfill or perform each and every covenant of any and all leases and guaranties of leases of the Mortgaged Property so as to keep them at all times in full force and effect, and not to enter into any new lease without Beneficiary's prior written consent, and not to make any modification, consent to any modification of, or cancel, terminate or consent to the surrender of any lease of all or any part of the Mortgaged Property or any guaranty of such lease after such lease or guaranty has been executed by Grantor and the lessee or guarantor, as applicable, without the prior written consent of Beneficiary; the failure to fulfill or perform any such covenant or the making of or consent to any such modification or cancellation, termination or surrender shall be an Event of Default. Nothing contained in this Deed of Trust or in any other document securing, evidencing or relating to the Indebtedness shall preclude Beneficiary from taking any action to cure or remedy any default of the Landlord under any lease of all or any portion

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    of the Mortgaged Property or any guaranty of lease, or any act, omission or occurrence which but for the passage of time, the giving of notice, or both, would be a default under any such lease or guaranty of lease or take any other action in connection therewith and any amounts expended by Beneficiary in connection with such cure or remediation including, without limitation, reasonable attorneys fees and expenses, shall be an advance under and secured by this Deed of Trust and shall be included in the Indebtedness and shall be paid by Grantor to Beneficiary on demand. The preceding sentence shall not be construed to obligate Beneficiary to cure any such actual or potential lease defaults or any guaranty of lease defaults.

B. Beneficiary shall have the right to obtain appointment of a receiver by any court of competent jurisdiction without notice to Grantor. By execution of this Deed of Trust, Grantor irrevocably consents to the ex parte appointment of such receiver. Such appointment shall be as a matter of right and without regard to or the necessity of disproving the adequacy of the security for the Indebtedness secured hereby, and Borrower and each other person so liable waives, or shall be deemed to have waived, such necessity and consent and shall be deemed to have consented to such appointment. Any order appointing such receiver may preclude any further transfer of an interest in, or encumbrance of, the Mortgaged Property without the consent of the receiver, may require that Grantor turn over to the receiver any and all funds, documents, records and reports in its possession relating to the Mortgaged Property upon demand, shall permit the receiver to market the Mortgaged Property upon such terms and conditions as the receiver may deem appropriate, either directly or through Beneficiary, and shall contain such other terms and conditions as Beneficiary may deem necessary or appropriate. Such receiver shall be authorized and empowered to enter upon and take possession of the Mortgaged Property, including all personal property used upon or in connection with the Mortgaged Premises and all bank accounts containing funds associated with the Mortgaged Property, to let the Mortgaged Property, to manage the Mortgaged Property, to receive all the rents due or to become due, and apply the rents after payment of all necessary charges and expenses to reduction of the Indebtedness secured hereby. At the option of Lender, the receiver shall accomplish such entry and taking possession of the Property by actual entry and possession or by notice to Borrower. The receiver so appointed by a court of competent jurisdiction shall be empowered to issue receiver's certificates for funds advanced by Lender for the purpose of protecting the value of the Mortgaged Property as security for the Indebtedness secured hereby. The amounts evidenced by receiver's certificates shall bear interest at the Default Rate, as defined in the Note, and may be added to the cost of redemption if the owners of the Mortgaged Property, Grantor, a junior lienholder or any other party redeems the Trustee's sale.

V.  GRANTOR'S REPRESENTATIONS AND WARRANTIES
--------------------------------------------

In order to induce Beneficiary to lend the funds evidenced by the Note, Grantor represents and warrants that:

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A.  Accurate Loan Information.  All information and financial statements furnished or to be furnished to Beneficiary by or on behalf of Grantor in connection with the Indebtedness secured by this Deed of Trust is or at the time of delivery will be complete and accurate in all material respects.

B. Valid Title. Grantor is the lawful owner of the Mortgaged Property and has good right and lawful authority to mortgage and pledge the same.

C. Freedom from Encumbrances. The Mortgaged Property is free from any and all liens and encumbrances save and except only the Permitted Exceptions, and Grantor does warrant and will defend title to the Mortgaged Property against all claims or demand by third parties whatsoever save and except only the Permitted Exceptions.

D. Maintenance of Lien Priority. Grantor shall take all steps necessary to preserve and protect the validity and priority of the liens on the Mortgaged Property created hereby. Grantor shall execute, acknowledge and deliver such additional documents as Beneficiary may deem necessary in order to preserve, protect, continue, extend or maintain the liens and security interests created hereby as first liens on the Mortgaged Property. All costs and expenses incurred in connection with the protection, preservation, continuation, extension or maintaining of the security interest and the liens herein created as valid first and subsisting liens shall be paid by Grantor.

E. Value of the Mortgaged Property. Grantor acknowledges that the value of the Mortgaged Property, as established by an appraisal submitted to Grantor, is substantially in excess of the Indebtedness secured hereby. Grantor acknowledges but for the Mortgaged Property having a value in excess of the amount of the Indebtedness, Beneficiary would not make the loan evidenced by the Note and advance the funds hereunder. Grantor agrees that Beneficiary shall at all times have the benefit of the Mortgaged Property as the security for the Indebtedness even though the value thereof may now or in the future exceed the amount of the Indebtedness secured hereby.

F. Representations, Warranties and Covenants of a Limited Liability Company Grantor. Grantor hereby represents, warrants and covenants that:

    (1) Grantor is a Colorado limited liability company created under that certain Articles of Organization dated November 1, 2005 and there are no amendments thereto and is governed by that certain Operating Agreement dated November 1, 2005, as amended (collectively, the "Regulations").

    (2) The only Manager of Grantor is Ramtron International Corporation (the "Manager"), a Colorado corporation, who is the manager of Grantor, and the only member of Grantor is Manager (being sometimes referred to as the "Member" or as the "Constituent Member").

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    (3)  The Manager is authorized to execute and deliver the Note, this
         Agreement, and all other documents which Beneficiary may now or from time to time hereafter require to be executed on behalf of Grantor in connection with the Note, this Agreement or the Indebtedness, including but not limited to renewals, extensions, modifications, increases, consolidations and rearrangements of the Note and this Agreement, and no signature or any other action of any other person or entity shall be required to bind Grantor.

    (4) Except for Permitted Transfers, Grantor will not permit any interest of a Member to be sold, transferred, conveyed, encumbered or diluted or make any modification of the Articles of Organization or the Regulations which adversely affects Beneficiary.

    (5) Grantor is, and shall continue to be, (a) duly organized and existing under the laws of the State in which it is formed, and (b) duly qualified to transact business in each State where the conduct of its business requires it to be qualified.

G. Construction and Materials. Grantor hereby warrants, represents and covenants that all persons and entities who have provided labor or materials to or for the benefit of the Mortgaged Property by, through or under Grantor or otherwise at Grantor's direction or request at any time prior to the date of this Deed of Trust have been paid in full.

H.   Hazardous Waste.   Grantor hereby represents and warrants that to the
     best knowledge of Grantor, after due and diligent inquiry, Grantor is not aware of any facts or circumstances which may give rise to any litigation, proceedings, investigations, citations or notices of violations resulting from the use, presence, generation, manufacture, storage, discovery or disposition of, on, under or about the Mortgaged Property or the transport to or from the Mortgaged Property of any Hazardous Materials, defined below. Grantor hereby represents and warrants that the Mortgaged Property is not in violation of and Grantor covenants and agrees not to use or permit the use of the Mortgaged Property for any purpose which would be in violation of, any federal, state or local health or environmental statute, regulation, ordinance or publication which is presently in effect or that may be promulgated in the future, as such statutes, regulations, ordinances and publications may be amended from time to time relating to Hazardous Materials, including, without limitation, with respect to industrial hygiene or to health or environmental conditions on, under, or about the Mortgaged Property (including, but not limited to, soil and ground water conditions) or with respect to the owner's or occupant's thereof. The foregoing representations and warranties shall survive foreclosure under this Deed of Trust and shall constitute continuing representations and warranties to Beneficiary, its successors and assigns, as to conditions existing prior to foreclosure or in deed in lieu of foreclosure only.
     The term "Hazardous Materials", as used in this Deed of Trust, shall include but not be limited to:

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       (i)  petroleum, petroleum based products and oil;

      (ii) asbestos of any form which is or could become friable, urea formaldehyde foam insulation, transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls (sometimes known as a "pcb");

     (iii) tanks, whether empty, filled or partially filled with any substance, material, chemical or other waste;

      (iv) any substance, material, chemical or other waste including, without limitation any explosive, flammable substances, explosives or radioactive materials, hazardous or toxic waste, hazardous or toxic materials, hazardous, toxic or radioactive substances, contaminants or pollutants and any of the preceding which are defined as or included in the definition of "Hazardous Substance," "Hazardous Waste," "Hazardous Material" or "Toxic Substance" or other similar or related terms under any applicable local, state or federal statute, regulation, ordinance or publication including but not limited to:

            (1) Resource Conservation and Recovery Act of 1976 (commonly referred to as the Solid Waste Disposal Act), 42 U.S.C.
                 Section 6901, et seq.;

            (2) Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. Section 9601, et seq.;

            (3)  Clean Air Act, 42 U.S.C. Section 7401, et seq.;

            (4) The Water Pollution and Prevention and Control Act (commonly referred to as the Clean Water Act) 33 U.S.C. Section 1251, et seq.;

            (5) Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq.;

            (6)  Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C.
                 Section 136, et seq.;

            (7) Toxic Substances Control Act, 15 U.S.C. Section 2601, et seq.;

            (8)  Safe Drinking Water Act, 42 U.S.C. Section 300(f), et seq.;

            (9) Colorado Water Quality Control Act, C.R.S. Section 25-8-101, et seq.;

           (10)  Colorado Air Pollution Prevention and Control Act, C.R.S.
                 Section 25-7-101. et seq.;

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
           (11) Colorado Solid Wastes Disposal Sites and Facilities Laws, C.R.S. Section 30-20-101, et seq.;

           (12) Colorado Hazardous Substances Act, C.R.S. Section 25-5-501, et seq.;

           (13) Colorado Hazardous Substances Incidents Laws, C.R.S. Section 29-22-101, et seq.;

           (14) Colorado Hazardous Waste Laws, C.R.S. Section 25-15-101, et seq.;

           (15)  Colorado Hazardous Materials Transportation Act, C.R.S.
                 Section 42-20-101, et seq.;

           (16) Colorado Radioactive Waste Disposal, C.R.S. Section 25-11-201, et seq.; and

           (17)  Colorado Underground and Aboveground Storage Tank Act, C.R.S.
                 Section 8-20.5-101, et seq.

           as such statutes, regulations, ordinances and publications may be amended from time to time;

       (v) any other material, substance, chemical or other waste, exposure to which is prohibited, limited or regulated from time to time by any federal, state or local statute, regulation, ordinance or publication or may pose a hazard to the health and/or safety of the occupants of the Mortgaged Property or any other adjacent or nearby property.

NOTWITHSTANDING ANY NON-RECOURSE LANGUAGE OF THE NOTE OR THIS DEED OF TRUST, Grantor hereby agrees to INDEMNIFY AND HOLD HARMLESS Beneficiary, its directors, officers, employees, attorneys, contractors and agents, and any successors and assigns, their directors, officers, employees, and agents (individually and collectively the "Indemnitees"), from and against any and all loss, damage, expense or liability (including reasonable attorneys fees and investigatory expenses) incurred arising out of the use, occurrence, generation, storage, transportation or disposal of Hazardous Materials on or about the Mortgaged Property by Grantor, its present tenants or any future tenants, any prior owner, operator or tenant of the Mortgaged Property, or any third party, including, without limitation, (i) all foreseeable and all unforeseeable consequential damages, directly or indirectly arising out of the use, occurrence, generation, storage, transportation or disposal of Hazardous Materials by Grantor, past, present or future tenants, owners or operators of the Mortgaged Property, or any third party, and (ii) the cost of any required or necessary repair, cleanup or detoxification, claimed, threatened or asserted against any such Indemnitee, but such indemnity and hold harmless shall not apply with respect to any Hazardous Substances which first occurred on the Mortgaged Property after any foreclosure of this Deed of Trust or

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
conveyance in lieu thereof or to the extent that such loss, damage, expense or liability is caused by or attributable to such Indemnitee's negligence or willful misconduct. Grantor's obligations pursuant to the foregoing indemnity and hold harmless shall survive any termination of the estate created by this Deed of Trust whether as a result of the exercise by Beneficiary of any default remedies available to it at law or in equity or otherwise. Grantor acknowledges and agrees that as a condition precedent to making the loan to Grantor evidenced by the Note secured by this Deed of Trust, Beneficiary has required that Grantor provide to the Indemnitees the indemnity set forth herein and that Beneficiary would not consummate the loan without this indemnity and hold harmless and that the indemnity and harmless contained herein is a material inducement for Beneficiary's agreement to make the loan. Further, Grantor agrees that the foregoing indemnification is separate, independent of and in addition to its undertakings as Grantor under the Note, as Grantor under this Deed of Trust, as Assignor under the Absolute Assignment of Leases and Rents and any and all other documents, agreements and undertakings executed by Grantor in favor of Beneficiary pursuant to the Note. Grantor agrees that a separate action may be brought to enforce the provisions of this indemnification and hold harmless, which shall in no way be deemed to be an action on the Note or under this Deed of Trust, whether or not Beneficiary would be entitled to a deficiency judgment following a foreclosure sale of the Mortgaged Property.

I. No District Inclusion. The Mortgaged Premises is not within the boundaries of any quasi-governmental entity, including without limitation, any special district or metropolitan district, with the power to assess taxes or assessments against the Mortgaged Premises, except as identified in the Permitted Exceptions or as identified on the tax certificate provided to Lender or its counsel in connection with the loan evidenced by the Note.

VI.  ADDITIONAL COVENANTS OF GRANTOR
------------------------------------

As long as any of the Indebtedness remains unpaid, Grantor covenants and agrees that:

A. Payment of Indebtedness. Grantor will pay the Indebtedness promptly when due and payable.

B. Payment of Taxes and Other Assessments. Grantor will pay all taxes, assessments and other governmental, municipal or other public dues, charges, fines, or impositions imposed or levied upon the Mortgaged Property or on the interest created by this Deed of Trust, or any tax or excise on rents or other tax, however described, assessed or levied by any state, federal or local taxing authority as a substitute, in whole or in part, for taxes assessed or imposed on the Mortgaged Property or on the interest created by this Deed of Trust, and at least ten (10) days before said taxes, assessments and other governmental charges are due will exhibit receipts therefor to Beneficiary. If any tax or assessment is

                                    Page-11
    levied, assessed or imposed on Beneficiary as a legal holder of the Note or any interest in the documents securing, evidencing or relating to the Note by any governmental authority, then unless all such taxes are paid by Grantor as they become due and payable and in the opinion of General Counsel of Beneficiary, such payment by Grantor is lawful and does not place Beneficiary in violation of any law, Beneficiary may, at its option, declare the Indebtedness immediately due and payable, but in this event no prepayment premium shall be due or payable.

C. Insurance. Grantor shall keep the Mortgaged Property insured against loss or damage by fire, windstorm, extended coverage perils, flood (in the event any of the Mortgaged Premises is within a 100-year flood plain and flood insurance is available pursuant to the United States Flood Disaster Protection Act of 1973 or any similar or successor statute or successor governmental authority), vandalism, malicious mischief and such other hazards, casualties or other contingencies and in such amounts (but in no event less than the greater of the amount of the Indebtedness from time to time secured hereby or the full replacement value thereof) as from time to time may be required by Beneficiary, and maintain rents or rental value insurance coverage, in an amount at least adequate to cover twelve (12) months' principal and interest installments on the Note and together with twelve (12) months' property taxes and insurance premiums, with respect to the Mortgaged Property covering the risk of loss due to the occurrence of any of the foregoing hazards, in each case and in such amounts, in such manner and in such companies as the Beneficiary may approve, and all such policies shall contain a waiver of subrogation and provide that any losses payable thereunder shall (pursuant to standard mortgagee clauses without contribution, including one providing that such insurance as to the interest of Beneficiary shall not be invalidated by any act or omission or neglect of Grantor, to be attached to each policy) be payable to Beneficiary. Grantor shall cause duplicate originals of any and all such insurance policies to be deposited with Beneficiary. Grantor will also carry public liability insurance, in such form, amounts and with such companies as Beneficiary may from time to time reasonably require, with Beneficiary included thereon as a named insured. Any or all of such policies may be provided under a blanket policy or policies provided such blanket policies allocate the amount of insurance required hereunder to the Mortgaged Property. Grantor shall cause duplicate originals of any and all such insurance policies to be deposited with Beneficiary, or certificates of the insurers under such policies evidencing same. At least ten (10) days prior to the date the premiums on each such policy or policies shall become due and payable, Grantor shall furnish to Beneficiary evidence of the payment of such premiums. Each of such policies shall contain an agreement by the insurer that the same shall not be canceled or modified without at least ten (10) days' prior written notice to Beneficiary. In the event of loss under any such policy, Grantor shall give immediate written notice to the insurance carrier and to Beneficiary. With respect to all insurance policies except public liability insurance, Beneficiary is hereby authorized, but not required,

                                    Page-12
    on behalf of and at the expense of Grantor, whether or not an Event of Default has then occurred, to make proof of loss, to collect for, adjust or compromise any losses under any insurance policy on the Mortgaged Property, to appear in and prosecute any action arising from any of such insurance policies, and to apply, at Beneficiary's option, the loss proceeds (less expenses of collection) on the Indebtedness, in any order and whether due or not, or to the restoration of the Mortgaged Property, or to be released to Grantor, but any such application or release shall not cure or waive any default. In case of a sale pursuant to the foreclosure provision hereunder, or any conveyance of all or any part of the Mortgaged Property in extinguishment of the Indebtedness, complete title to all insurance policies on or related to the Mortgaged Property, and the unearned premiums of same shall pass to and vest in the purchaser or grantee of the Mortgaged Property.

D. Escrow for Taxes and Insurance. Grantor shall pay, in addition to the installments payable under the Note, on the same day as such installments are due and payable, a sum equal to 1/12th of the estimated annual taxes, hazard and rental insurance premiums, and special assessments, if any, next due on the Mortgaged Property. If the amount so paid is not sufficient to pay such taxes, insurance premiums and assessments when due, then Grantor will immediately deposit with Beneficiary amounts sufficient to pay the same. Funds deposited by Grantor pursuant to this provision shall be used to pay such taxes, insurance premiums and assessments when due, provided that Grantor has furnished Beneficiary with all tax statements, premium notices and other such notices at least thirty (30) days prior to the date that any such taxes, premiums and assessments may be due. If there is a default under the provisions of the Note or of this Deed of Trust, Beneficiary may elect, at any time after default, to apply the funds accumulated under this provision against the Indebtedness in any manner or order. No interest shall accrue or be allowed on any payments under the provisions of this paragraph. Beneficiary shall not be required to deposit or hold monies in an account special or separate from its general funds. Grantor expressly releases Beneficiary from any liability to Grantor arising out of the maintenance by Beneficiary of an escrow as provided herein or for payment of any sums out of such escrow. Grantor further indemnifies Beneficiary against claims arising out of payment of taxes or insurance premiums where Grantor has failed to provide Beneficiary with tax statements and premium notices as required hereby. The maintenance by Beneficiary of an escrow for taxes and insurance shall not relieve Grantor of its obligations under this Deed of Trust respecting taxes and insurance on the Mortgaged Property.

E. Waste, Demolition, Alteration or Replacement. Grantor will cause the Mortgaged Property and every part thereof to be maintained, preserved and kept in safe and good repair, working order and condition, will not commit or permit waste thereon, will not remove, demolish or alter the design or structural character of any building now or hereafter erected on the Mortgaged Premises, without the prior written consent of Beneficiary, and will comply with all laws and regulations of any governmental authority

                                    Page-13
    with reference to the Mortgaged Property and the manner and use of the same, and will from time to time make all necessary and proper repairs, renewals, additions and restorations thereto so that the value and efficient use thereof shall be fully preserved and maintained. Grantor agrees not to remove any of the fixtures or personal property owned by Grantor included in the Mortgaged Property without the prior written consent of Beneficiary and unless immediately replaced with like property of at least equal value. Grantor shall act as necessary to continue or cause the continuance of such income producing activity as is presently conducted upon or contemplated for the Mortgaged Property.

F. Inventory of Personal Property. Upon request of Beneficiary, Grantor shall deliver to Beneficiary an inventory describing and showing the make, model, serial number and location of all fixtures and personal property owned by Grantor and from time to time used in the management, maintenance and operation of the Mortgaged Property (other than inventory or property, if any, expressly excluded from the operation of this Deed of Trust by separate written agreement) with a certification by Grantor that said inventory is a true and complete schedule of such fixtures and personal property owned by Grantor and used in the management, maintenance and operation of the Mortgaged Property and that such items specified in the inventory constitute all of the fixtures and personal property required in the management, maintenance and operation of the Mortgaged Property and that such items are owned by Grantor free and clear of security interests, liens, conditional sales contracts or title retention arrangements. Grantor hereby grants to Beneficiary a security interest in all such items of fixtures and personal property owned by Grantor under the terms and conditions of this Deed of Trust.

G. Financial Statement. Grantor will furnish to Beneficiary within one hundred twenty (120) days after the first day of each and every January (the "Financial Statement Due Date") until the Indebtedness secured hereby has been fully paid, the annual audited financial statements of Grantor covering the operation of the Mortgaged Property, each such statement prepared in accordance with generally accepted accounting principles and each such statement prepared and signed by an independent certified public accountant approved by and acceptable to Beneficiary. The financial statements shall contain the Grantor's certification that, during the period of time covered by the particular statement, to Grantor's knowledge,(i) no activity has been conducted upon the Mortgaged Property in violation of any state, federal or local law, ordinance or regulation pertaining to Hazardous Materials, industrial hygiene or environmental conditions, and (ii) the Mortgaged Property complies with the Americans With Disabilities Act.

    If Grantor does not deliver the financial statements as and when required by this paragraph, there shall be added to the Indebtedness and Grantor agrees to pay upon demand Two Hundred Dollars ($200.00) for each calendar month or part thereof following the Financial Statement Due Date until the required financial statements are delivered to Beneficiary.

                                    Page-14

H. Restrictions upon Sale, Transfer or Mortgaging the Mortgaged Property or the Interest in Grantor. Grantor acknowledges that Beneficiary is relying on the credit worthiness and skill of Grantor in advancing sums secured hereby. Except for a natural person's transfer by will or applicable state intestacy laws (collectively, together with any other matters specifically defined below, "Permitted Transfers"): (i) if the Grantor should sell, trade, convey, transfer, mortgage, assign, exchange, pledge or encumber (including, without limiting these provisions or any similar references in this Deed of Trust, the granting of a security interest in) all or any part of the Mortgaged Property, or any interest of Grantor therein, absolutely or as security for a debt or other obligation, whether done in a direct or indirect method or enter into any contractual arrangements to do so, or (ii) if a shareholder, partner, member, trustee or beneficiary of Grantor (sometimes, a "Tier Two Owner") or if any shareholder, partner, member, trustee or beneficiary of any shareholder, partner, trustee or beneficiary of a Tier Two Owner (any and all of the preceding a "Constituent Owner") should sell, trade, convey, transfer, mortgage, assign, exchange, pledge or encumber (including, without limiting these provisions or any similar references in this Deed of Trust, the granting of a security interest in) all or any part of its interest in Grantor or if such shareholder, partner, member, trustee or beneficiary in or of Grantor shall otherwise be diluted, or (iii) if Grantor shall in any way, voluntarily or involuntarily be divested of title or of any interest in the Mortgaged Property, then the Beneficiary, at its option, may elect to accelerate the maturity of the Note and declare the entire amount of the Indebtedness immediately due and payable whereupon Grantor shall have thirty (30) days to pay the full sum of the Indebtedness including, without limitation, principal and interest, whether or not any such sale, trade, conveyance, transfer, mortgage, assignment, exchange, pledge, or encumbrance might diminish the value of the security for the Indebtedness or increase the likelihood of an Event of Default or increase the likelihood of the Beneficiary having to resort to any other security for the Indebtedness after default or add or remove liability of any party for payment or performance of the Indebtedness. Grantor further agrees that the foregoing restriction shall be effective and remain in full force and effect throughout the term of this Deed of Trust and shall be applicable to Grantor, each shareholder, partner, member, trustee and beneficiary and each Constituent Owner and their respective heirs, executors, administrators, successors and assigns. The consent by the Beneficiary to any one such sale, trade, conveyance, transfer, mortgage, assignment, exchange, pledge, or encumbrance (one or more of the preceding a "Transaction") shall not waive or forfeit the right of Beneficiary to elect to accelerate the Indebtedness to maturity as to any other Transaction. Grantor further covenants and agrees to give written notice to Beneficiary in the event there occurs any Transaction which would violate the terms and conditions of this provision. The term "Transaction" shall include any voluntary or involuntary act or omission of Grantor. Nothing herein contained shall prevent Beneficiary from accelerating the Note at any time in the event Grantor enters into such a transaction and does not notify Beneficiary of same. The Grantor may request Beneficiary to waive the right to declare the entire amount of the Indebtedness immediately due and payable and Beneficiary may, in its absolute discretion, consent or refuse to consent to the Transaction.

                                    Page-15

    No Transaction pursuant to the foregoing provisions of this Subsection H, defined as a Permitted Transfer or described in Section 8.l(5) below shall in any way release Grantor or any other party liable on any of the Indebtedness or liable under any document securing, evidencing or relating to the Indebtedness from any such liability unless expressly provided in this Deed of Trust.

I. Delivery of Substitute Note. Grantor will, if the Note is mutilated, destroyed, lost or stolen, deliver to Beneficiary, in substitution therefor, a new promissory note containing the same terms and conditions as the Note with a notation thereon of the unpaid principal and accrued but unpaid interest. Grantor shall be furnished with satisfactory evidence of the mutilation, destruction, loss or theft of the Note, and also such security or indemnity as may be reasonably requested by Grantor; provided, however, that if the original Beneficiary named herein is the then Beneficiary under this Deed of Trust, an unqualified indemnity from the original Beneficiary named herein shall be deemed to be satisfactory security or indemnification.

J. Compliance with Covenants, Conditions, Restrictions and Recorded Documents. Grantor shall, and shall cause the Mortgaged Property, to fully and timely comply with all restrictions covenants, conditions and agreements benefiting, burdening or imposed on the Mortgaged Property or any portion thereof or the owner of all or such portion of the Mortgaged Property.

K.  Patriot Act.

    (1) As of the date of this Deed of Trust, Grantor is and, during the term of this Deed of Trust shall remain, in full compliance with all the applicable laws and regulations of the United States of America that prohibit, regulate or restrict financial transactions, including but not limited to, conducting any activity or failing to conduct any activity, if such action or inaction constitutes a money laundering crime, including any money laundering crime prohibited under the Money Laundering Control Act, 18 U.S.C. 1956, 1957, and the Bank Secrecy Act, 31 U.S.C. 5311 et seq. and any amendments or successors thereto and any applicable regulations promulgated thereunder.

    (2) Grantor represents and warrants that: (i) neither it, nor any of its owners, or any officer, director or employee, is named as a "Specially Designated National and Blocked Person" as designated by the United States Department of the Treasury's Office of Foreign Assets Control or as a person, group, entity or nation designated in Presidential Executive Order 13224 as a person who commits, threatens to commit, or supports terrorism; (ii) it is not owned or controlled, directly or indirectly, by the government of any country that is subject to a United States Embargo; and (iii) it is not acting, directly or indirectly, for or on behalf of any person, group, entity or nation named by the United States Treasury

                                    Page-16

         Department as a "Specially Designated National and Blocked Person," or for or on behalf of any person, group, entity or nation designated in Presidential Executive Order 13224 as a person who commits, threatens to commit, or supports terrorism; and that it is not engaged in this transaction directly or indirectly on behalf of, or facilitating this transaction directly or indirectly on behalf of, any such person, group, entity or nation.

    (3) Grantor acknowledges that it understands and has been advised by legal counsel on the requirements of the applicable laws referred to above, including the Money Laundering Control Act, 18 U.S.C. 1956, 1957, the Bank Secrecy Act, 31 U.S.C. 5311 et seq.

VII.  [INTENTIONALLY LEFT BLANK]
--------------------------------

VIII.  EVENTS OF DEFAULT
------------------------

8.1 Acts Constituting Default. Grantor will be in default under this Deed of Trust upon the happening of any of the following events or conditions, or the happening of any other Event of Default as defined elsewhere in this Deed of Trust (herein collectively referred to as an "Event of Default"):

     (1) Grantor fails to make when due any payment of principal or interest or installment of principal and interest under the Indebtedness.

     (2) Grantor fails to keep or perform any of the covenants, conditions or stipulations contained in this Deed of Trust, the Note or in any other documents securing, evidencing or relating to the Indebtedness other than any event or condition specified in Section 8.1(1), 8.1(3), 8.1(4), 8.1(5), 8.1(6), 8.1(7) and 8.1(8), and such failure continues for thirty (30) days after and receipt by Grantor of written notice of such failure or default.

     (3) Any warranty or representation made in this Deed of Trust by Grantor is determined by Beneficiary to be untrue in any material respect.

     (4) Any person, corporation or other entity that (a) owns all or any part of the Mortgaged Property, (b) is liable for the payment of all or any part of the Indebtedness, or (c) is a guarantor of all or any part of the Indebtedness (i) admits in writing its inability to pay its debts generally as they become due, (ii) files a petition or answer in bankruptcy as a Debtor or seeking reorganization or an arrangement or otherwise to take advantage of any State or Federal bankruptcy or insolvency law, (iii) makes an assignment for the benefit of creditors, (iv) files a petition for or consents to the appointment of a receiver for its assets or any part thereof, or (v) without its consent has a petition filed in any bankruptcy or insolvency proceeding or an order, decree or judgment entered by a

                                    Page-17
          court of competent jurisdiction appointing a receiver of the Mortgaged Property or approving a petition filed against it seeking reorganization or an arrangement of it or its assets or debts under any bankruptcy or insolvency law and such petition, order, decree or judgment is not dismissed, vacated, set aside or stayed within sixty
          (60) days from the date of entry.

     (5) Except for Permitted Transfers, Grantor sells, trades, conveys, transfers, mortgages, assigns, exchanges, pledges or encumbers (including, without limiting these provisions or any similar references in this Deed of Trust, the granting of a security interest in) the Mortgaged Property, the Collateral or any portion thereof or interest therein, or, except for Permitted Transfers, Grantor or any shareholder, partner, member, trustee or beneficiary of Grantor or a Constituent Owner sells, trades, conveys, transfers, mortgages, assigns, exchanges, pledges or encumbers (including, without limiting any of the provisions of this subparagraph, the granting of a security interest in) any part of its interest in Grantor or any Constituent Owner, except for Permitted Transfers, or any such event occurs involuntarily to Grantor or such shareholder, partner, member, trustee or beneficiary of Grantor or any shareholder, partner, member, trustee or beneficiary of any Constituent Owner, all without the prior written consent of Beneficiary.

     (6) The authority and right of Grantor to do business in the State of Colorado is terminated, withdrawn, cancelled or modified.

     (8)  (7)  The Member ceases to be the sole member of Grantor.

IX.  RIGHTS OF BENEFICIARY UPON DEFAULT
---------------------------------------

9.1 Acceleration of Indebtedness. Upon occurrence of an Event of Default or at any time thereafter, Beneficiary may at its option and without demand or notice to Grantor, accelerate the maturity of the Note and declare the Indebtedness secured hereby immediately due and payable. Unless otherwise provided herein, Grantor hereby waives presentment for payment, protest and demand, notice of protest, demand, dishonor and default, notice of intent to declare the Indebtedness immediately due and payable and notice of the declaration that the Indebtedness is immediately due and payable, and any and all rights Grantor may have to a hearing before any judicial authority prior to the exercise by Beneficiary of any of its rights under this Deed of Trust or any other agreements securing or executed in connection with the Indebtedness, all to the extent authorized by law. Grantor represents and warrants that the transaction contemplated herein and in the Loan Documents is solely a commercial transaction, and, as such, the acceleration of the Indebtedness upon an Event of Default or an accelerating transfer is not within the scope of the restrictions on acceleration of indebtedness contained in Colo. Rev. Stat. Section 38-30-165.

                                    Page-18

9.2 Operation of Property by Trustee. Upon the occurrence of an Event of Default, or at any time thereafter, in addition to all other rights herein conferred on the Trustee, the Trustee (or any person, firm or corporation designated by the Trustee) may, but will not be obligated to, enter upon and take possession of any or all of the Mortgaged Property, exclude Grantor therefrom, and hold, use, administer, manage and operate the same to the extent that Grantor could do so. If the Mortgaged Property includes any type of business enterprise, the Trustee may operate and manage such business without any liability of Beneficiary to Grantor resulting therefrom (excepting failure to use ordinary care in the operation and management of the Mortgaged Property); and the Trustee or Trustee's designee may collect, receive and receipt for all proceeds accruing from such operation and management, and, at Grantor's expense, make repairs and purchase needed additional property, and exercise every power, right and privilege of Grantor with respect to the Mortgaged Property. When and if the expenses of such operation and management have been paid and the Indebtedness has been paid, the Mortgaged Property shall be returned to Grantor (providing there has been no foreclosure sale). This provision is a right created by this Deed of Trust and cumulative of, and is not in any way to affect, the right of the Beneficiary to the appointment of a receiver given the Beneficiary by law.

9.3 Judicial Proceedings. Upon the occurrence of an Event of Default, or at any time thereafter, or upon the breach of any covenant, term or condition herein contained, Beneficiary, in lieu of or in addition to causing the Trustee to exercise the power of sale hereafter given, may proceed by suit for a foreclosure of its lien on the Mortgaged Property, or to sue Grantor for damages on, arising out of said default or breach, or for specific performance of any provision contained herein, or to enforce any other appropriate legal or equitable right.

9.4  Foreclosure Sale.

     (1) Power of Sale. Upon the occurrence of any Event of Default, the Beneficiary is authorized and empowered, without further notice, to file with the Trustee, a Notice of Election and Demand for Sale, in writing, as provided by law. After such filing, the Trustee may lawfully foreclose and shall foreclose the lien of this Deed of Trust, and sell and dispose of the Mortgaged Property en masse or in separate parcels (as the Beneficiary may elect) and all the right, title, and interest of the Grantor therein, at a public auction at any place then authorized by law as may be specified in the notice of such sale, for the highest and best price (the "Trustee's Sale"), four (4) weeks' public notice having previously been given of the time and place of such sale by advertisement, weekly, in a newspaper of general circulation at the time published in the City of Colorado Springs, County of El Paso, State of Colorado, or upon such other notice as may then be required by law. The Trustee shall issue, execute, and deliver a Certificate of Purchase, a Trustee's Deed (which may be in the ordinary form of conveyance), or a Certificate of Redemption in the manner provided by law to the party entitled

                                    Page-19
          thereto. The Trustee shall apply the proceeds or avails of the Trustee's Sale first to pay all reasonable fees, charges, costs of conducting the Trustee's Sale and advertising the Mortgaged Property, and attorneys' fees as herein provided, second to pay to the Beneficiary the then outstanding amount of the Indebtedness hereby secured with interest at the rate set forth in the applicable Note, and third to the Grantor. The Beneficiary may purchase all or any part of the Mortgaged Property at the Trustee's Sale. Any purchaser at the Trustee's Sale shall not be responsible for the application of the purchase money. In the event of any express conflict between the provisions of this Deed of Trust and the provisions of the Colorado Revised Statutes, the provisions of the Colorado Revised Statutes shall apply.

     (2) Judicial Action. Upon the occurrence of any Event of Default, the Beneficiary may bring an action in any court of competent jurisdiction to foreclose this Deed of Trust or to specifically enforce any of the covenants and agreements hereof or any other Loan Document, or in aid of the execution of any power granted in this Deed of Trust, or for damages.

     (3) Receiver. Upon the occurrence of any Event of Default, the Beneficiary shall have the right to obtain appointment of a receiver by any court of competent jurisdiction without notice to Grantor. By execution of this Deed of Trust, the Grantor irrevocably consents to the ex parte appointment of such receiver. Such appointment shall be as a matter of right and without regard to or the necessity to disprove the adequacy of the security for the Indebtedness hereby secured or the solvency of Grantor or any other person liable for the payment of the Indebtedness hereby secured, and Grantor and each other person so liable waives, or shall be deemed to have waived, such necessity and consent and shall be deemed to have consented to such appointment. Any order appointing such receiver may preclude any further transfer of an interest in, or encumbrance of, the Mortgaged Property without the consent of the receiver, may require that the Grantor turn over to the receiver any and all funds, documents, records and reports in its possession relating to the Mortgaged Property upon demand, shall permit the receiver to market the Mortgaged Property upon such terms and conditions as the receiver may deem appropriate, either directly or through the Beneficiary, and shall contain such other terms and conditions as the Beneficiary may deem necessary or appropriate. Such receiver shall be authorized and empowered to enter upon and take possession of the Mortgaged Property, including all personal property used upon or in connection with the Mortgaged Premises and all bank accounts containing funds associated with the Mortgaged Property, to let the Mortgaged Property, to manage the Mortgaged Property, to receive all the Rents due or to become due, and apply the Rents after payment of all necessary charges and expenses to reduction of the indebtedness hereby secured. At the option of the

                                    Page-20

          Beneficiary, the receiver shall accomplish such entry and taking possession of the Mortgaged Property by actual entry and possession or by notice to the Grantor. The receiver so appointed by a court of competent jurisdiction shall be empowered to issue receiver's certificates for funds advanced by the Beneficiary for the purpose of protecting the value of the Mortgaged Property as security for the indebtedness hereby secured. The amounts evidenced by receiver's certificates shall bear interest at the Default Rate, as defined in the Note, and may be added to the cost of redemption if the owners of the Mortgaged Property, the Grantor, a junior lienholder or any other party redeems the Trustee's Sale.

     (4) Rate After Sale. If the Property is sold at a Trustee's Sale, the sum for which the Mortgaged Property was sold shall, for purposes of redemption (pursuant to Colo. Rev. Stat. Section 38-38-302 or the corresponding provisions of any future law), bear interest from the date of the Trustee's Sale until paid at the lesser of (a) the maximum rate permitted by applicable law or (b) the Default Rate.

     (5) Costs and Expenses in the Event of Foreclosure. If this Deed of Trust is foreclosed by Trustee, Trustee shall allow a reasonable amount of attorneys' fees for services rendered in the supervision of such foreclosure proceedings as a part of the cost of foreclosure. If the foreclosure proceedings are made through court proceedings, attorneys' fees in an amount determined by the court to be reasonable shall be taxed by the court as a part of the cost of such foreclosure proceedings.

X.  USE OF INSURANCE PROCEEDS
-----------------------------

10.1 Holding of Proceeds. Notwithstanding the provisions of Article VI, Section C, any insurance proceeds paid to Beneficiary will be first applied in payment of the expenses, if any, incurred by Beneficiary in the collection of said insurance proceeds and the balance, if any, will be held and disbursed by Beneficiary in accordance with the following provisions:

A. (1) Should there exist an Event of Default at the time of the casualty or should there occur at any time thereafter an Event of Default; (2) should either one or more of the tenants of any portion of the Mortgaged Property in excess of 12,000 square feet in the aggregate or the Grantor terminate a lease as a result of said damage, or, whether or not a result of such damages, at any time prior to the commencement of reconstruction; (3) should any insurance proceeds be remaining after the completion of all restoration work; or (4) should Grantor fail to comply with the requirements for disbursing the insurance proceeds, then in any of the said events, Beneficiary may, at its option, apply the insurance proceeds on the Indebtedness, in any order and whether due or not, or to the restoration of the Mortgaged Property, or to be released to Grantor, but any such application or release shall not cure or waive any default.

                                    Page-21

B. If the insurance proceeds have not been disbursed under the provisions of subparagraph A hereof, or if under subparagraph A Beneficiary elects to permit the insurance proceeds to be used for restoration of the Mortgaged Property, the proceeds will be held and disbursed as follows:

    (1) Should the insurance proceeds be less than $25,000.00, Grantor shall immediately commence and complete the work of restoring the damaged property and Beneficiary will disburse the portion of the insurance proceeds to pay actual costs to replace, repair and restore the damaged property to Grantor upon (i) completion of the restoration work to a condition satisfactory to Beneficiary, (ii) submission of a written report by Grantor that all restoration work has been completed, and (iii) receipt by Beneficiary of such evidence as Beneficiary may require that all mechanics and materialmen performing work or supplying materials for the restoration work have been fully paid.

    (2) Should the insurance proceeds equal or be in excess of $25,000.00, but less than $100,000.00, Grantor shall cause plans and specifications ("Plans") for the restoration of the damaged property to be submitted to Beneficiary for approval. Upon receipt of Beneficiary's approval, Grantor shall forthwith commence and complete the restoration of the damaged property in accordance with the approved Plans. Beneficiary will disburse the portion of the insurance proceeds to pay the actual costs to repair and restore the damaged property to Grantor upon (i) completion of the restoration work to a condition satisfactory to Beneficiary, (ii) submission of a written report by Grantor that all restoration work has been completed, and (iii) receipt by Beneficiary of such evidence as Beneficiary may require that all mechanics and materialmen performing work or supplying materials for the restoration work have been completely paid.

    (3) If the insurance proceeds are equal or in excess of $100,000.00: (a) Plans for the restoration of the damaged property and a cost estimate will both be prepared by an architect employed by Grantor and acceptable to Beneficiary. The Plans and cost estimates will be submitted to Beneficiary for approval. Upon receipt of Beneficiary's approval, Grantor will promptly commence and diligently pursue the restoration work in accordance with the approved Plans. (b) If prior to the commencement of, or at any time during the restoration work, Beneficiary shall determine, in its good faith judgment, that the total cost of the restoration work shall exceed the balance of the insurance proceeds held in its possession, Grantor shall immediately pay, in cash, to Beneficiary the amount of such excess costs. Until the amount of said excess costs is paid to Beneficiary, Beneficiary shall not be obligated to disburse any of the insurance proceeds held by it. The insurance proceeds and the amount of excess costs paid by Grantor are hereinafter called "Construction Funds". The amount of such excess costs paid by Grantor shall be disbursed prior to the

                                    Page-22
         disbursement of any of the insurance proceeds held by Beneficiary.
         (c) The Construction Funds will be made available to Grantor as restoration repair work progresses pursuant to certificates of the architect approved by Beneficiary, submitted not more than once every thirty (30) days. There shall be delivered to Beneficiary such other evidences as Beneficiary may reasonably request, from time to time, during the restoration work, as to the progress of the work, the compliance with the approved Plans, the total cost of restoration work to date of request, the total cost needed to complete the restoration work, lien waivers or evidence of no liens against the Mortgaged Property. If at any time during the course of the restoration work, Beneficiary learns of facts concerning the restoration work which is materially adverse to Beneficiary, or payment or nonpayment of mechanics and materialmen, or inaccuracy of any information furnished with respect to it, Beneficiary may withhold the disbursement of funds until such time as it is prudent to continue to disburse the Construction Funds or may determine not to make any further disbursements of the Construction Funds and instead to apply all such funds remaining to the payment of the Indebtedness then outstanding, whether due or not at such time, without any prepayment premium, and in such order as determined by Beneficiary.

C. Beneficiary shall not be required to hold any funds received by it described in this Article X in any account special or separate from Beneficiary's general account. No such funds shall be required to be placed in any interest bearing account, and any interest earned thereon shall constitute additional insurance proceeds to be applied as provided in this Deed of Trust.

XI.  SPECIAL CONDITIONS
-----------------------

This document is expressly made subject to the following special conditions.

11.1 Notices. Any notice, demand, statement, request or consent made hereunder or under any Loan Document shall be effective and valid only if in writing, referring to this Deed of Trust or the applicable Loan Document, signed by the party giving such notice, and delivered either personally to such other party, or sent by nationally recognized overnight courier delivery service or by certified mail of the United States Postal Service, postage prepaid, return receipt requested, addressed to the other party as follows (or to such other address or person as either party or person entitled to notice may be notice to the other party specify);

                                    Page-23

     To Beneficiary:
     --------------

     AMERICAN NATIONAL INSURANCE COMPANY
     Attn:  Mortgage and Real Estate Investment Department
     One Moody Plaza
     Galveston, Texas  77550

     To Grantor:
     ----------

     RAMTRON LLC
     Attn:  Eric A. Balzer
     1850 Ramtron Drive
     Colorado Springs, Colorado 80921

Unless otherwise specified, notices shall be deemed given as follows: (i) if delivered personally, when delivered, (ii) if delivered by nationally recognized overnight courier delivery service, the earlier of actual receipt or on the business day following the day such material is sent, or (iii) if delivered by certified mail, the earlier of actual receipt or on the third
(3rd) day after the same is deposited with the United States Postal Service as provided above.

11.2 Waiver and Election. The exercise of any right or remedy by Beneficiary shall not be considered as a waiver of any right or remedy nor shall any acceptance by Beneficiary of Grantor's partial payment or partial performance of obligations under the Note or hereunder, nor shall any failure or delay by Beneficiary in exercising any of its rights or remedies as to any Event of Default which may occur, operate as a waiver by Beneficiary of its rights or remedies with respect to the occurrence of any other or further Event of Default or to the recurrence of the same Event of Default. The filing of a suit to foreclose the Deed of Trust granted by this Deed of Trust either on any matured portion of the Indebtedness or for the whole of the Indebtedness, shall never be considered an election so as to preclude foreclosure under power of sale after a dismissal of the suit; nor shall the filing of the necessary notices for foreclosure, as provided in this Deed of Trust, preclude the exercise by Beneficiary of any other right or remedy including, without limitation, the prosecution of a later suit thereon.

11.3  Intentionally deleted.

11.4 Usury. Notwithstanding any provision in this Deed of Trust to the contrary, it is expressly provided that in no case or event should the aggregate amounts, which by applicable law are deemed to be interest with respect to this Deed of Trust, the Note or any other Loan Document securing, evidencing or relating to the Note ever exceed the "Maximum Nonusurious Rate" (as defined in the Note). In this connection, it is expressly stipulated and agreed that it is the intention of Beneficiary and the Grantor to contract in strict compliance with applicable usury laws of the State of Colorado and/or

                                    Page-24
of the United States (whichever permits the higher rate of interest) from time to time in effect. Nothing in this Deed of Trust, the Note or any other Loan Document securing, evidencing or relating to the Note shall ever be construed to create a contract to pay, as consideration for the use, forbearance or detention of money, interest at a rate in excess of the Maximum Nonusurious Rate. If under any circumstances the aggregate amounts contracted for, charged or paid with respect to the Note which by applicable law are deemed to be interest, would produce an interest rate greater than the Maximum Nonusurious Rate, the Grantor and any other person obligated to pay the Note, stipulates that the amounts will be deemed to have been paid, charged or contracted for as a result of an error on the part of Grantor, any other person obligated for the payment of the Note and the Beneficiary and upon discovery of the error or upon notice thereof from the Grantor or the party making such payment, the Beneficiary or the party receiving such excess payment shall, at its option, refund the amount of such excess payment or credit the excess payment against any other amount due under the Note. In addition, all sums paid or agreed to be paid to the holder of the Note for the use, forbearance or detention of monies shall be, to the extent permitted by applicable law, amortized, prorated, allocated and spread through the term of the Note.

11.5 Enforceability. If any provision hereof is presently or at any time becomes invalid or unenforceable, the other provisions hereof shall remain in full force and effect, and the remaining provisions hereof shall be construed in favor of the Trustee and the Beneficiary to effectuate the provisions hereof.

11.6 Application of Payments. If the lien or liens created by this Deed of Trust are invalid or unenforceable as to any part of the Indebtedness or if such lien or liens are invalid or unenforceable as to any part of the Mortgaged Property, the unsecured or partially unsecured portion of the Indebtedness shall be completely paid prior to the payment of the remaining and secured or partially secured portion of the Indebtedness and all payments made on the Indebtedness, whether voluntary or under foreclosure or other enforcement action or procedures, shall be considered to have been first paid on and applied to the full payment of that portion of the Indebtedness which is not secured or not fully secured by the lien or liens created herein.

11.7 Meaning of Particular Terms. Whenever used, the singular number shall include the plural, the plural the singular and the use of any gender shall include all genders. The words "Grantor" and "Beneficiary" shall include their heirs, executors, administrators, successors and assigns, and the word "Trustee" shall include his or her successors and substitute trustees. For convenience of drafting the following groups of words, and derivations thereof, are used interchangeably and any reference to one or more shall include the others notwithstanding anything seemingly to the contrary: (a) the words "act", "omission" and "occurrence"; and (b) "instrument" and "document".

                                    Page-25

11.8 Advances by Beneficiary. If Grantor shall fail to comply with the provisions with respect to the securing of insurance, payment of taxes, assessments, and other charges, the keeping of the Mortgaged Property in repair, or any other term or covenant herein contained, Beneficiary may, but shall not be obligated to, incur such expenses as deemed necessary by Beneficiary, and make advances to perform such provisions, terms or covenants, and where necessary enter the Mortgaged Property for the purpose of performing any such term or covenant. Beneficiary is further empowered, but not obligated, to make advances for any expenditure deemed advisable by Beneficiary for the preservation of the Mortgaged Property or for the continuation of the operation thereof. Grantor agrees to repay all sums so advanced or expended, and all expenses incurred by Beneficiary in connection with the exercise of any of its rights under this Deed of Trust, upon demand, with interest from the date such advances or expenditures are made, determined on the same basis as matured principal in the Note and all sums so advanced or expended, with interest, shall be secured hereby.

11.9 Release or Extension by Beneficiary. Beneficiary, without notice, may release any part of the Mortgaged Property or any person liable for the Indebtedness without in any way affecting the liens hereof on any part of the Mortgaged Property not expressly released and may agree in writing with any party with an interest in the Mortgaged Property to extend the time for payment of all or any part of the Indebtedness or to waive the prompt and full performance of any term, condition or covenant of any document securing, evidencing or relating to the Indebtedness.

11.10 Partial Payments. Acceptance by Beneficiary of any payment of less than the amount due on the Indebtedness shall be deemed acceptance on account only and the failure to pay the entire amount then due shall be and continue to be a default; and at any time thereafter and until the entire amount due on the Indebtedness has been paid, Beneficiary shall be entitled to exercise all rights conferred on it by the terms of this Deed of Trust upon the occurrence of an Event of Default.

11.11 Titles not to be Considered. All section, subsection, paragraph or other titles contained in this Deed of Trust are for reference purposes only and this Deed of Trust shall be construed without reference to said titles.

11.12 Construction of Deed of Trust. This Deed of Trust may be construed as a mortgage, deed of trust, chattel mortgage, conveyance, assignment, security agreement, pledge, financing statement, hypothecation or contract, or any one or more of them, in order fully to effectuate the lien hereof and the purposes and agreements herein set forth.

11.13 Additional Taxes and Indemnification. Grantor agrees that if any state, federal or municipal government, or any of its subdivisions having jurisdiction, shall levy, assess or charge any tax, assessment or imposition upon this Deed of Trust or the credit or Indebtedness secured hereby or the Note or the interest of Beneficiary in the Mortgaged Premises or upon Beneficiary by reason of any of the foregoing (excepting therefrom any income

                                    Page-26
tax on interest payments on the principal portion of the Indebtedness secured hereby) then, Grantor shall pay all such taxes to or for Beneficiary as they become due and payable, and provided further that in the event of passage of any law or regulation permitting, authorizing or requiring the tax, assessment or imposition to be levied, assessed or charged, which law or regulation prohibits Grantor from paying the tax, assessment or imposition, to or for Beneficiary, then all sums hereby secured shall become immediately due and payable at the option of the Beneficiary. Grantor agrees to exhibit to Beneficiary at any time upon request, official receipts showing payment of all taxes, assessments and charges which Grantor is required or elects to pay hereunder. Grantor agrees that if the United States Government or any department or bureau thereof shall at any time require revenue stamps to be affixed to the Note or this Deed of Trust, Grantor will upon demand pay for stamps in the required amount and deliver them to Beneficiary and Grantor agrees to INDEMNIFY and HOLD HARMLESS Beneficiary against loss, damage, liability or expense (including reasonable attorney's fees and investigatory expenses)on account of such revenue stamps, whether such loss, damage, liability or expense arises before or after payment of the Note and any termination of the estate created by this Deed of Trust whether as a result of the exercise by Beneficiary of any default remedies available to it at law or in equity or otherwise; such indemnity and hold harmless shall not apply to the extent that such loss, damage, expense or liability is caused by or attributable to Beneficiary's negligence or willful misconduct.

11.14  Indemnification.   GRANTOR AGREES TO INDEMNIFY AND HOLD HARMLESS
BENEFICIARY FROM ALL LOSS, DAMAGE AND EXPENSE, INCLUDING REASONABLE ATTORNEYS' FEES AND INVESTIGATORY EXPENSES, INCURRED IN CONNECTION WITH ANY SUIT OR PROCEEDING IN OR TO WHICH BENEFICIARY MAY BE MADE A PARTY FOR THE PURPOSE OF PROTECTING THE LIEN OF THIS DEED OF TRUST, but such indemnity and hold harmless shall not apply to the extent that such loss, damage, expense or liability is caused by or attributable to Beneficiary's negligence or willful misconduct. Grantor's obligations pursuant to the foregoing indemnity and hold harmless shall survive any termination of the estate created by this Deed of Trust whether as a result of the exercise by Beneficiary of any default remedies available to it at law or in equity or otherwise.

11.15 Additional Documents. Grantor agrees that upon request of Beneficiary it will from time to time execute, acknowledge and deliver all such additional documents and further assurances of title and will do or cause to be done all such further acts and things as may be reasonably necessary fully to effectuate the intent of this Deed of Trust. The Grantor within ten (l0) days upon request in person or by mail will furnish a duly acknowledged written statement setting forth the amount of the debt secured by this Deed of Trust, the date to which interest has been paid and stating either that no offsets or defenses exist against the debt secured hereby, or, if such offsets or defenses are alleged to exist, the nature thereof.

11.16 Disclosure. Grantor agrees to disclose to Beneficiary upon request, the then ownership of the beneficial interest in any trust which then holds legal title to the Mortgaged Property and shall cause the owner(s) of such beneficial interest to furnish sufficient evidence to Beneficiary for it to determine the identity of all of the parties which compose such owner(s).

                                    Page-27

11.17 Subrogation. In the event the Note is given for money advanced in the payment of a sum owing upon another note or Indebtedness, Grantor hereby acknowledges that it has requested and does hereby request Beneficiary to advance the money necessary to pay such note or Indebtedness, whether or not a release or transfer of said other note or Indebtedness has been or will be executed by the owner and holder thereof, and Grantor hereby agrees that Beneficiary and Beneficiary's assigns shall be, and are hereby, subrogated to any and all the rights, liens, remedies, equities, superior title and benefits held, owned, possessed or enjoyed at any time by any owner or holder of said other note or Indebtedness, to secure payment to Beneficiary of the Note hereby secured and, accordingly, any such other note and Indebtedness, and all liens securing same are hereby extended to the maturity date of the Note hereby secured in order to additionally secure such Note. Nothing in this
Section 11.17 shall alter any obligation of Grantor hereunder or under the Note.

11.18  Time.  Time is of the essence of this Deed of Trust.

11.19 Multiple Counterparts. This Deed of Trust may be executed in multiple counterparts, each of which shall be an original document and which, taken together, constitute one and the same agreement.

11.20 Notices. The parties hereto agree that a single notice sent to the Grantor at its address set forth herein (or designated in accordance with this Section) shall be deemed notice to all parties constituting Grantor. Personal delivery to a party or to any officer, trustee, partner, agent or employee of such party at its address herein shall constitute receipt. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been received shall also constitute receipt. Notwithstanding the foregoing, no notice of change of address shall be effective until thirty days after the date of receipt thereof.

XII.  LIMITATION OF LIABILITY
-----------------------------

Except as otherwise specifically provided herein, in the event of a default in the payment of the Note by Grantor, or any default under this Deed of Trust or any other document securing, evidencing or relating to the Note, Beneficiary's sole recourse shall be against the Mortgaged Property described in this Deed of Trust and such other documents securing, evidencing or relating to the Note, and Beneficiary shall not be entitled to recover any deficiency judgment against Grantor if the foreclosure or recovery of such Mortgaged Property is not sufficient to pay the amount owed by Grantor hereunder. Notwithstanding the foregoing limitation of liability, Grantor shall be fully liable (a) for fraud or misrepresentation made in or in connection with the Note or any document securing, evidencing or relating to the payment of the Note or the apparent purpose of which is to deprive Beneficiary of the security for the Note; (b) for failure to pay taxes, assessments, charges for labor or materials or any other charges which can create liens on any portion of the Mortgaged Property; (c) for the misapplication of (i) proceeds of insurance

                                    Page-28
covering any portion of the Mortgaged Property, or (ii) proceeds of the sale or condemnation of any portion of the Mortgaged Property, or (iii) rentals and security deposits received by or on behalf of Grantor subsequent to the date on which Beneficiary gives written notice of the posting of foreclosure notices or the exercise of Beneficiary's assignment of rents; (d) for failure to maintain, repair or restore the Mortgaged Property in accordance with any document securing, evidencing or relating to the payment of the Note; (e) for any act or omission knowingly or intentionally committed or permitted by Grantor which results in the waste, damage or destruction to the Mortgaged Property, but only to the extent such events are not covered by insurance proceeds which are received by Beneficiary; (f) for the return to Beneficiary of all unearned advance rentals and security deposits paid by tenants of the Mortgaged Property or any guarantors of the leases of such tenants which are not rightfully refunded to or which are forfeited by such tenants or guarantors; (g) for the return of, or reimbursement for, all personal property taken from the Mortgaged Property by or on behalf of Grantor; (h) for any liability of Grantor pursuant to the provision contained in this Deed of Trust pertaining to hazardous or toxic materials or substances; (i) for any liability of Grantor pursuant to the Certificate and Indemnity Regarding Hazardous Substances executed by Grantor and delivered to Beneficiary in connection with the Indebtedness evidenced by the Note; (j) for any delay after a default which is not cured, in deeding over the Mortgaged Property to the Beneficiary or failure to cooperate in a consensual foreclosure, within 90 days of Beneficiary's request; (k) for failure to maintain or alter the Mortgaged Property in compliance with the Americans with Disabilities Act of 1990, as it may be amended from time to time; and (l) for all court costs and reasonable attorneys' fees incurred in connection with the enforcement of one or more of the above subparagraphs (a) through (k), inclusive.


                                    Page-29

EXECUTED this 8th day of December, 2005.

Ramtron LLC, a Colorado
limited liability company

By:  Ramtron International Corporation, a
     Delaware corporation, its Manager

By: /s/ Greg B. Jones
   ------------------------
   Greg B. Jones, President

STATE OF COLORADO)
                 )  ss.
COUNTY OF EL PASO)

The foregoing instrument was acknowledged before me this 8th day of December, 2005, by Greg B. Jones, President of RAMTRON INTERNATIONAL CORPORATION, Manager of Ramtron LLC, a Colorado limited liability company.

WITNESS my hand and official seal.

My commission expires: 10-30-07

/s/ Deborah E. Doyle
----------------------
Deborah E. Doyle
Notary Public

Seal

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